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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 3, 2000
                                 Date of Report



                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


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
             DELAWARE                         1- 10079                      94-2885898
-----------------------------------  ---------------------------  ---------------------------------
  (State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification
          incorporation)                                                       No.)
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                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                    (Address of principal executive offices)


                                 (408) 943-2600
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        This Current Report on Form 8-K/A is being filed to correct the number of shares of our common stock issued and outstanding as of January 3, 1999 included in the press release filed as Exhibit 99.1 to our Current Report on Form 8-K, filed on February 7, 2000. The information contained in our press release dated January 25, 2000 is incorporated herein by reference.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CYPRESS SEMICONDUCTOR CORPORATION

Date: March 3, 2000                         By: /s/ EMMANUEL HERNANDEZ
                                                ----------------------------
                                            Name:   Emmanuel Hernandez
                                            Title:  Chief Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K/A DATED MARCH 3, 2000



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
    Exhibit                              Description
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
      99.1           Consolidated Balance Sheet and Consolidated Statement of
                     Operations for the Fourth Quarter of Fiscal Year 1999
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